UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 19, 2005.
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                            GENESIS BIOVENTURES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


          New  York                    000-30252                  98-0163232
 ----------------------------         -------------          -------------------
 (State or other jurisdiction         (Commission               (IRS Employer
   of  incorporation)                 File  Number)          Identification No.)

              1A-3033 King George Hwy., Surrey, BC, Canada V4P 1B8
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (604) 542-0820
                            -------------------------
               Registrant's telephone number, including area code

                                      None
               --------------------------------------------------
                  (Former Address If Changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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     Item  8.01.  Other  Events

     As previously disclosed, Genesis Bioventures, Inc. (the "Company" or "GBI") was unable to file its year end audited financial statements Form 10-KSB for the year ended December 31, 2004 in a timely manner. The American Stock Exchange (the "Exchange") has granted the Company an extension of time to file its Form 10-KSB on or before June 15, 2005. GBI must file its 10-KSB before it is able to file its quarterly report on Form 10-QSB for the period ended March 31, 2005. As a result, GBI's 10-QSB was not filed by the prescribed filing deadline.

     The Company's new auditors have been engaged to complete an audit of the GBI Form 10-QSB immediately following a review of GBI's Form 10-KSB. The Company expects the Form 10-KSB to be filed within the allotted time granted by the Exchange and the 10-QSB shortly thereafter.

     The Company is committed to fulfilling its regulatory obligations and returning to compliance with the Exchange.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GENESIS  BIOVENTURES,  INC.
                                            (Registrant)

Dated:  May  19,  2005                By   /s/  E.  Greg  McCartney
                                           ------------------------
                                           E.  Greg  McCartney
                                           Chairman  and  CEO


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